UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                  December 30, 2004
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                       Avalon Correctional Services, Inc.
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             (Exact name of Registrant as specified in its Charter)


         Nevada                        0-20307                       13-3592263
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(State or other jurisdiction      (Commission File No.)           (IRS Employer
of incorporation)                                           Identification No.)


                  13401 Railway Drive, Oklahoma City, OK 73114
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               (Address of principal executive offices) (Zip Code)

                                  405-752-8802
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT




Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     The Company announces that effective December 30, 2004, Robert O. McDonald and Dr. Charles Thomas resigned from the Company's Board of Directors.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               AVALON CORRECTIONAL SERVICES, INC.

                               s// Donald E.  Smith
                               DONALD E. SMITH
                               Chairman of the Board and Chief Executive Officer

                               Dated:   December 31, 2004